PRC VIE Structure and Arrangements	12 Months Ended
Dec. 31, 2021
VIE Structure and Arrangements
PRC VIE Structure and Arrangements

Note 7.   PRC VIE Structures and Arrangements

In the year ended December 31, 2019, the Company consolidated certain VIEs located in the PRC in which it held variable interests and was the primary beneficiary through contractual agreements. The Company was the primary beneficiary because it had the power to direct activities that most significantly affected their economic performance and had the obligation to absorb or right to receive the majority of their losses or benefits. The results of operations and financial position of these VIEs are included in the consolidated financial statements for the year ended December 31, 2019. A shareholder in one of the VIEs is the spouse of Dr. Wu, the former Chairman of the Company.

The contractual agreements which granted the Company the power to direct the VIEs activities that most significantly affected their economic performance, as well to cause the Company to have the obligation to absorb or right to receive the majority of their losses or benefits, were terminated by all parties on December 31, 2019. As a result, the Company deconsolidated the VIEs as of December 31, 2019. The deconsolidation resulted in a net loss of $2.0 million, which included the transfer of cumulative translation adjustments of $0.6 million, recorded in “(Loss) gain on disposal of subsidiaries, net” in the consolidated statements of operations, and a statutory income tax of $0.2 million in the year ended December 31, 2019.